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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 22, 1999
                                                        --------------

                        RICHMOND COUNTY FINANCIAL CORP.
                        -------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-23271                  06-1498455
         --------                      -------                  ----------
(State or other Jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)            Identification No.)


1214 Castleton Avenue, Staten Island, New York                     10310
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (718) 448-2800
                                                               --------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)






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ITEM 7. Financial Statements,  Pro Forma Financial Information and Exhibits
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      On March 22, 1999, Richmond County Financial Corp. ("Richmond County")
consummated its merger with Bayonne Bancshares, Inc. ("Bayonne"). The following information supplements the information contained in the Form 8-K filed by Richmond County on March 24, 1999 relating to the acquisition of Bayonne.

(a)   Financial Statements of Business Acquired:
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      The consolidated financial statements of Bayonne contained in Bayonne's
Annual Report to Stockholders for the Year Ended March 31, 1998 are incorporated from Bayonne's Annual Report on Form 10-K for the Year Ended March 31, 1998 filed with the Securities and Exchange Commission on June 29, 1998, and any amendments thereto. The consolidated financial statements of Bayonne contained in Bayonne's Quarterly Report for the quarter ended December 31, 1998 are incorporated from Bayonne's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998 filed with the Securities and Exchange Commission on February 12, 1999, and any amendments thereto.

(b)   Pro Forma Financial Information:
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      Richmond County has determined that the pro forma financial information as of December 31, 1999 and for the six months ended December 31, 1999 would be substantially the same as the pro forma financial information previously reported by Richmond County. Accordingly, the unaudited pro forma condensed combined consolidated statement of financial condition as of September 30, 1998 and the unaudited pro forma condensed combined consolidated statements of income for the three months ended September 30, 1998 and the year ended June 30, 1998 contained in the Richmond County's Registration Statement on Form S-4 (File No. 333-66749) are incorporated herein by reference.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         RICHMOND COUNTY FINANCIAL CORP.


Dated:   June 7, 1999             By: /s/ Michael F. Manzulli
                                      -----------------------
                                  Michael F. Manzulli,
                                  Chairman and Chief Executive Officer